RTF P-1 01/11

SUPPLEMENT DATED JANUARY 19, 2011

TO THE PROSPECTUS DATED MAY 1, 2010

OF

FRANKLIN TEMPLETON FUND ALLOCATOR SERIES

Franklin Templeton 2015 Retirement Target Fund (2015 Fund)

Franklin Templeton 2025 Retirement Target Fund (2025 Fund)

Franklin Templeton 2035 Retirement Target Fund (2035 Fund)

Franklin Templeton 2045 Retirement Target Fund (2045 Fund)

I. For each Fund, the following is added to the Principal Investment Strategies” section under “Fund Summaries”:

On December 2, 2010, the Board of Trustees of the Franklin Templeton Fund Allocator Series approved changes to the target asset allocation glide path (“glide path”) of the 2015 Fund, 2025 Fund, 2035 Fund and 2045 Fund (the “Target Funds” to be implemented on or about May 1, 2011.  Each Target Fund’s glide path reflects its portfolio’s changing asset allocation over time among the broad asset classes of equity, fixed-income and short-term (money market) investments.  The current glide path of each Target Fund is managed to reach its final static and most conservative asset allocation five years after the target date stated in the Target Fund’s name.  The Board of Trustees approved changing the management of each Target Fund’s glide path so that each Target Fund will reach its final static and most conservative asset allocation during the target year stated in the Fund’s name.  In addition, the Board approved changing the equity allocation of each Target Fund’s glide path from a straight-line glide path to a curved glide path, which will result in more conservative starting and ending allocations to underlying equity funds.

Effective on or about May 1, 2011, the Fund’s principal investment strategies will be as follows:

The Fund employs an asset allocation strategy designed for investors who are expecting to retire and who are likely to stop making new investments in the Fund around the specific target year (target date), as indicated in the Fund’s name.

Under normal market conditions, the investment manager allocates the Fund’s assets among the broad asset classes of equity, fixed-income and short-term (money market) investments by investing primarily in a distinctly-weighted combination of underlying funds, predominantly other Franklin Templeton mutual funds. These underlying funds, in turn, invest in a variety of U.S. and foreign equity, fixed-income and money market securities.

The investment manager uses a predetermined “glide path” as a guide in allocating the Fund’s assets among underlying funds in the broad asset classes. The target asset allocations in the glide path change over time, reducing their exposure to equity investments and becoming increasingly conservative until the stated target date.  At approximately the target date, the Fund’s final asset allocation mix will be 32% equity funds, 51% fixed-income funds and 17% short-term (money market) funds. As of May 1, 2011, the allocations of the current Target Funds are expected to be approximately as follows: 2015 Fund: 52% equity funds, 36% fixed-income funds and 12% short-term (money market) funds; 2025 Fund: 74% equity funds, 19% fixed-income funds and 7% short-term (money market) funds; 2035 Fund: 81% equity funds, 14% fixed-income funds and 5% short-term (money market) funds; and 2045 Fund: 83% equity funds, 13% fixed-income funds and 4% short-term (money market) funds.

The underlying funds and the percentage allocations in the glide path may be changed from time to time by the Fund’s investment manager without the approval of shareholders, and, under normal market conditions, the percentage allocations may vary up to 5% from the stated allocations. The glide path is further described and illustrated in the “Fund Details” section.

When selecting equity funds, the investment manager considers the underlying funds’ foreign and domestic exposure, market capitalization ranges, and investment style (growth vs. value). When selecting fixed-income funds, the investment manager focuses primarily on maximizing income, appropriate to the Fund’s risk profile. In evaluating the risk level of the underlying funds, the investment manager analyzes such factors as: (a) relative and absolute performance, including correlations with other underlying funds as well as corresponding benchmarks, and (b) their volatility (the variability of returns from one period to the next).

No more than 25% of the Fund’s assets may be invested in any one underlying fund, except that the Fund may invest up to 50% of its total assets in Franklin Limited Maturity U.S. Government Securities Fund and Franklin U.S. Government Securities Fund.

While the Fund is designed for investors expecting to retire around the target date, investors should also consider other factors besides their age or retirement date, such as their risk tolerance, personal circumstances, and complete financial situation. It is possible to lose money by investing in the Fund, including at and after the target date. The Fund does not guarantee a level of income or principal at or after the target date.

II. For each Fund, the “Portfolio Managers” section under “Fund Summaries” is revised as follows:

T. ANTHONY COFFEY, CFA   Vice President of Advisers and portfolio manager of the Fund since inception (2006).

THOMAS A. NELSON, CFA  Portfolio manager of Advisers and of the Fund effective May 2011.

III. The following is added to the “Principal Investment Policies and Practices” section under “Fund Details”:

On December 2, 2010, the Board of Trustees of the Franklin Templeton Fund Allocator Series approved the following changes to glide path of the Target Funds to be implemented on or about May 1, 2011:

Each Fund is a “fund of funds” that seeks to achieve its investment goal by investing its assets primarily in other mutual funds (underlying funds), predominantly other Franklin Templeton mutual funds. Each Fund employs an asset allocation strategy designed for investors who are expecting to retire and who are likely to stop making new investments in the Fund around the specific target year (target date), as indicated in the Fund’s name.

Under normal market conditions, the investment manager allocates each Fund’s assets among the broad asset classes of equity, fixed-income and short-term (money market) investments by investing primarily in a distinctly-weighted combination of underlying funds, based on each underlying fund’s predominant asset class.  The underlying funds invest in a variety of U.S. and foreign equity, fixed-income and money market securities.  The investment policies of the various underlying funds are described in this Prospectus in the section called “Information about the Underlying Franklin Templeton Funds.”

Over time, a Fund’s allocation to underlying funds in the various asset classes will change according to a predetermined “glide path” shown in the following chart. Each Fund’s asset allocation changes over time from being less conservative (by investing primarily in equity funds when the target date is the furthest away) to becoming increasingly conservative until the stated target date (by shifting its allocation from equity funds to fixed income and/or short-term investments as the target date draws near). This reflects the need for reduced market risks and lower volatility as the target date approaches. The glide path and/or underlying funds may be changed from time to time by the Fund’s investment manager without the approval of shareholders, and, under normal market conditions, the actual asset allocations within the Fund may vary up to 5% from those in the stated glide path.

For example, for a Fund that is 30 years from its stated target date, its approximate allocation is 83% equity funds, 13% fixed-income funds and 4% short-term funds, so that investors with longer investment horizons can benefit from the long-term growth potential of the equity fund asset classes. As the Fund’s stated target date approaches, its allocation to equity funds will decline, while its allocations to fixed income and/or short-term funds increase. As a result, each Fund’s asset mix will become more conservative each year; gradually approaching its final allocation of 32% equity funds, 51% fixed-income funds and 17% short-term (money market) funds on approximately January 1 of the target year. As of May 1, 2011, the allocations of the current Target Funds are expected to be approximately as follows: 2015 Fund: 52% equity funds, 36% fixed-income funds and 12% short-term (money market) funds; 2025 Fund: 74% equity funds, 19% fixed-income funds and 7% short-term (money market) funds; 2035 Fund: 81% equity funds, 14% fixed-income funds and 5% short-term (money market) funds; and 2045 Fund: 83% equity funds, 13% fixed-income funds and 4% short-term (money market) funds.

Under the glide path above, when the 2015 Fund reaches its target date, the investment manager currently expects to recommend to the Fund’s Board changing the Fund’s name to “Franklin Templeton Retirement Allocation Fund” and the Fund will then maintain its asset allocation at the target date allocation of 32% equity funds, 51% fixed income funds and 17% short-term (money market) funds.  Subsequently, as other Franklin Templeton Retirement Target Funds reach their target dates, the investment manager anticipates recommending to that Fund’s Board the reorganization of any such Funds with, and into, Franklin Templeton Retirement Allocation Fund.  Shareholders will be provided with information regarding any such reorganizations at that time, including information pertaining to any tax consequences of the reorganization.

When selecting equity funds, the investment manager considers the underlying funds’ foreign and domestic exposure, market capitalization ranges, and investment style (growth vs. value). When selecting fixed-income funds, the investment manager focuses primarily on maximizing income, appropriate to each Fund’s specific risk profile.

In evaluating the risk level of the underlying funds, the investment manager analyzes such factors as: (a) relative and absolute performance, including correlations with other underlying funds as well as corresponding benchmarks, and (b) their volatility (the variability of returns from one period to the next).

The investment manager generally attempts to invest in the same underlying funds for each Fund, but varies the underlying funds’ allocation percentages based upon each Fund’s risk/return level. No more than 25% of any Fund’s assets may be invested in any one underlying fund, except that each Fund may invest up to 50% of its total assets in Franklin Limited Maturity U.S. Government Securities Fund and Franklin U.S. Government Securities Fund.

While each Fund is designed for investors expecting to retire around the target date, investors should also consider other factors besides their age or retirement date, such as their risk tolerance, personal circumstances, and complete financial situation. It is possible to lose money by investing in the Funds, including at and after the target date. The Funds do not guarantee a level of income or principal at or after the target date.

IV. Effective May 1, 2011, the portfolio management team under the “Management" section under “Fund Details” is revised as follows:

The Fund is managed by a team of dedicated professionals focused on investments in underlying equity, fixed-income and short-term funds. The portfolio managers of the team are as follows:

T. ANTHONY COFFEY, CFA   Vice President of Advisers

Mr. Coffey has been a portfolio manager of the Fund since inception. Mr. Coffey joined Franklin Templeton Investments in 1989.

THOMAS A. NELSON, CFA  Portfolio Manager of Advisers

Mr. Nelson is a portfolio manager of the Fund effective May 2011. He joined Franklin Templeton Investments in September 2007. Prior to working at Franklin Templeton, Mr. Nelson worked for Bloomberg LP from 1991 to 2007 where he was most recently manager of the market specialist sales teams.

CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

The portfolio managers of the Fund have equal authority over all aspects of the Fund's investment portfolio, including, but not limited to, the allocation of investments in the various underlying funds, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated management requirements. The degree to which each manager may perform these functions, and the nature of these functions, may change from time to time.

Please retain this supplement for future reference.